Scotia Institutional Funds

Mount Lucas U.S. Focused Equity Fund

Class I Shares (Ticker: BMLEX)

Class II Shares

Supplement Dated March 7, 2014 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Mount Lucas U.S. Focused Equity Fund dated February 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ANNOUNCEMENT REGARDING

THE MOUNT LUCAS U.S. FOCUSED EQUITY FUND

On March 7, 2014, the shareholders of the Mount Lucas U.S. Focused Equity Fund (the “Mount Lucas Fund”) approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Mount Lucas Fund to, and the assumption of all of the liabilities of the Mount Lucas Fund by, the Mount Lucas U.S. Focused Equity Fund (the “Acquiring Fund”), a newly-created series of FundVantage Trust, in exchange for the Acquiring Fund’s shares, which will be distributed pro rata by the Mount Lucas Fund to the holders of its shares in complete liquidation of the Mount Lucas Fund (the “Reorganization”). It is anticipated that the Reorganization will take place at the close of business on March 21, 2014.

Please keep this Supplement with your records.